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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                       FORM T-1

                STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

            Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)___


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                       MANUFACTURERS AND TRADERS TRUST COMPANY
                 (Exact name of trustee as specified in its charter)

               NEW YORK                                16-0538020
    (Jurisdiction of incorporation                 (I.R.S. employer
 or organization if not a national bank)           identification No.)

              One M&T Plaza
            Buffalo, New York                          14240-2399
(Address of principal executive offices)              (Zip Code)


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                         NEWCOURT RECEIVABLES CORPORATION II
                 (Exact name of obligor as specified in its charter)

               DELAWARE                                35-2010710
     (State or other jurisdiction of               (I.R.S. employer
    incorporation or organization)                 identification No.)

           2700 Bank One Tower
           111 Monument Circle
          Indianapolis, Indiana                          46204
(Address of principal executive offices)              (Zip Code)



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                        RECEIVABLE-BACKED NOTES, SERIES 1997-1

                           (Title of indenture securities)


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ITEM 1.  GENERAL INFORMATION

         Furnish the following information as to the trustee:

    I. Name and address of each examining or supervising authority to which it is subject.

         Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

         Federal Reserve Bank of New York, 33 Liberty Street, New York, NY
         10045.

         Federal Deposit Insurance Corporation, Washington, D.C. 20429.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

      [Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]

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ITEM 16. LIST OF EXHIBITS

         Exhibit A.     Organization Certificate of the Trustee as now in
                        effect (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

         Exhibit B.     Certificate of Authority of the Trustee to commence
                        business (incorporated herein by reference to Exhibit
                        2, Form T-1, Registration Statement No. 33-7309).

         Exhibit C.     Authorization of the Trustee to exercise corporate
                        trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No.
                        33-7309).

         Exhibit D.     Existing By-Laws of the Trustee (incorporated herein by
                        reference to Exhibit 4, Form T-1, Registration
                        Statement No. 33-7309).

         Exhibit E.     Not Applicable.

         Exhibit F.     Consent of the Trustee (incorporated herein by
                        reference to Exhibit 6, Form T-1, Registration
                        Statement No. 33-7309).

         Exhibit G.     Report of Condition of the Trustee.*

         Exhibit H.     Not Applicable.

         Exhibit I.     Not Applicable

_________________________
* Filed Herewith


                                      SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the ____ day of November, 1997.


                        MANUFACTURERS AND TRADERS TRUST COMPANY

                        By:       /s/ RUSSELL T. WHITLEY
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                                       Russell T. Whitley
                                       Assistant Vice President

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